Exhibit 10.3

AMERICAN TOWER CORPORATION

2000 EMPLOYEE STOCK PURCHASE PLAN

FIRST AMENDMENT

American Tower Corporation (the “Company”) hereby amends the American Tower Corporation 2000 Employee Stock Purchase Plan (the “Plan”) as set forth below.

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1. Offering Date. Effective with the Offering commencing June 1, 2002, the phrase “Offering Date” in Section 2(l) of the Plan shall be amended in its entirety as follows:

“Offering Date” shall mean the date(s) designated by the Committee from time to time on which an Option is granted; provided, however, that there shall be at least one Offering Date in any consecutive 12-month period while the Plan remains in effect; and provided, further, that if such date is not a business day, the Offering Date shall be the business day immediately succeeding the applicable date.

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2. Further Amendments. Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed in its name and on its behalf this 13th day of November, 2003.

AMERICAN TOWER CORPORATION

By:	/s/ Aileen Torrance
Its:	VP Human Resources